UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2011

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 19, 2011, World Monitor Trust III – Series J (the “Registrant”) distributed a notice to its Unitholders in order to inform them of certain upcoming changes to the Registrant’s underlying managers effective as of January 1, 2012. A copy of the notice is being furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice to Unitholders dated December 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on January 3, 2012.

WORLD MONITOR TRUST III – SERIES J

	By:	Kenmar Preferred Investments Corp.
its Managing Owner

Date: January 3, 2012		By:	/s/ Lisa Roitman
		Name:	Lisa Roitman
		Title:	Senior Vice President and General Counsel